UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported):	February 21, 2017

                         Whiting Petroleum Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)

                              (303) 837-1661
(Registrant's telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 21, 2017, Whiting Petroleum Corporation issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2016 and providing certain guidance for the first quarter of 2017 and full-year 2017.  A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits:
(99)	Press Release of Whiting Petroleum Corporation, dated February 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: February 21, 2017	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description
(99)	Press Release of Whiting Petroleum Corporation, dated February 21, 2017.